MFS(R)/SUN LIFE SERIES TRUST:

                          Capital Opportunities Series
                             Strategic Growth Series

                       Supplement to Current Prospectus:


Capital Opportunities Series


On June 7, 2007, shareholders approved the reorganization of the MFS/Sun Life Capital Opportunities Series, a series of the MFS/Sun Life Series Trust, into the MFS/Sun Life Core Equity Series, also a series of the MFS/Sun Life Series Trust. Accordingly, effective June 15, 2007, pending the consummation of this reorganization transaction on or about June 22, 2007, shares of the MFS/Sun Life Capital Opportunities Series are no longer available for sale and exchanges into the MFS/Sun Life Capital Opportunities Series are no longer permitted.


Strategic Growth Series


On June 7, 2007, shareholders approved the reorganization of the MFS/Sun Life Strategic Growth Series, a series of the MFS/Sun Life Series Trust, into the MFS/Sun Life Massachusetts Investors Growth Stock Series, also a series of the MFS/Sun Life Series Trust. Accordingly, effective June 15, 2007, pending the consummation of this reorganization transaction on or about June 22, 2007, shares of the MFS/Sun Life Strategic Growth Series are no longer available for sale and exchanges into the MFS/Sun Life Strategic Growth Series are no longer permitted.


                  The date of this supplement is June 8, 2007.